ROCKWELL VENTURES INC.

SUBSCRIPTION AGREEMENT FOR UNITS
(For United States Subscribers)

TO:	ROCKWELL VENTURES INC. (the “Corporation”)

AND TO:	WESTWIND PARTNERS INC. and CANACCORD CAPITAL INC. (together, the “Agents”)

AND TO:	WESTWIND PARTNERS (USA) INC. and CANACCORD ADAMS INC. (together, the “U.S. Affiliates”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation that number of units of the Corporation (the “Units”) set out below at a price of $0.50 per Unit. Each Unit consists of one common share in the capital of the Corporation (a “Common Share”) and one Common Share purchase warrant (a “Warrant”). Each Warrant will entitle the holder thereof to purchase one Common Share (a “Warrant Share”) at a price of $0.60 during the first year following the Closing Date (as hereinafter defined) $0.80 during the second year following the Closing Date and $1.00 during the third year following the Closing Date (the “Exercise Price”); provided that, in respect of the third year the exercise of the Warrant is conditional upon the Corporation achieving Tier 1 status on the TSX Venture Exchange within the first two years following the Closing Date. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation and the Agents (as hereinafter defined) may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

Number of
Units X CDN$0.50
______________________________________	=
(Name of Subscriber)	Aggregate Subscription
Price: _____________________
______________________________________	(the “Subscription Price”)
Account Reference (if applicable)

If the Subscriber is signing as agent for a principal
Per: ___________________________________	(“Beneficial Purchaser”) and is not a trust company or
Authorized Signature	portfolio manager, in either case, purchasing as trustee
or agent for accounts fully managed by it, complete the
following:
______________________________________
Official Capacity of Title – if the Subscriber is not an
individual)	______________________________________
(Name of Principal)
______________________________________
(Name of individual whose signature appears above if
different that the name of the subscriber printed	_____________________________________
above.)	(Principal's Address)

______________________________________	_____________________________________
(Subscriber’s Address) (Fax	(Fax Number)
Number)
______________________________________	_____________________________________
(Telephone Number) (Email Address)	(Telephone Number) (Email Address)

Registered Shareholder Information (if different from	Delivery Instructions as set forth below:
Subscriber):
______________________________________	_____________________________________
(Name)	(Name)

______________________________________	_____________________________________
(Account Reference, if applicable)	(Account Reference, if applicable)

______________________________________	______________________________________
(Address, including Postal Code)	(Address)

______________________________________
(Contact Name) (Telephone Number)

The Corporation hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this ___ day of _________________, 2006.

ROCKWELL VENTURES INC.

Per:
Authorized Signing Officer

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

ARTICLE 1 - INTERPRETATION

1.1                Definitions

                      Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agency Agreement” means the agency agreement to be entered into between each of the Agents and the Corporation in respect of the Offering.

“Agents” means Westwind Partners Inc. and Canaccord Capital Corp., together with any of their affiliates and any other investment dealers included in the syndicate for the Offering.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Corporation” means Rockwell Ventures Inc. and includes any successor corporation to or of the Corporation.

“Insider” means (a) a director or senior officer of the Corporation, (b) a director or senior officer of a company that is an insider or subsidiary of the Corporation, or (c) any person who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Corporation for the time being outstanding.

“Institutional Accredited Investor” means an “accredited investor” as such term is defined in Schedule “A” attached hereto.

“Lead Agent” means Westwind Partners Inc.

“Offering” means the offering of Units for aggregate proceeds of up to CDN$3,150,000.

“person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Securities” means, collectively, the Units, the Common Shares, the Warrants and the Warrant Shares.

“Securities Laws” means collectively, the securities laws, instruments, regulations, rules, rulings and orders in the provinces of British Columbia, Alberta and Ontario, as applicable, the policy statements issued by the Securities Regulators, and the rules of the TSX-V.

“Securities Regulators” means the securities regulatory authorities or securities commissions in the provinces of British Columbia, Alberta and Ontario.

“Subscriber” means the subscriber for the Units as set out on the face page of this Subscription Agreement.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Price” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Term Sheet” means the term sheet delivered to potential purchasers of Units, a copy of which is attached hereto as Schedule “C”.

“TSX-V” means the TSX Venture Exchange.

“TSX Approval” means the conditional approval of the Offering by the TSX-V.

“Unit” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“U.S. Affiliates” means Westwind Partners (USA) Inc. and Canaccord Adams Inc.

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“U.S. Person” means a U.S. Person as that term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2                Gender and Number

                      Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3                Currency

                      Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.

1.4                Subdivisions, Headings and Table of Contents

                      The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1                Description of Schedules

                      The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A” -	Certificate of Institutional Accredited
Investor – United States

Schedule “B”	Form of Declaration for Removal of Legend

Schedule “C”	Term Sheet

ARTICLE 3 - SUBSCRIPTION AND DESCRIPTION OF UNITS

3.1                Subscription for the Units

                      The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in Article 4 hereto.

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3.2                Description of Units

                      Each Unit consists of one Common Share and one Warrant. Subject to the adjustment provisions contained in the instrument under which the Warrants will be governed, each Warrant will entitle the holder thereof to purchase one Warrant Share at a price of $0.60 during the first year following the Closing Date, $0.80 during the second year following the Closing Date, and $1.00 during the third year following the Closing Date; provided that, in respect of the third year the exercise of the Warrant is conditional upon the Corporation achieving Tier 1 status on the TSX-V within the first two years following the Closing Date.

3.3                Acceptance and Rejection of Subscription by the Corporation

                      The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, including each beneficial purchaser) that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agent representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4 - CLOSING

4.1                Closing

                      Delivery and sale of the Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of Stikeman Elliott LLP at 11:00 a.m. (Toronto time) (the “Closing Time”) on November [10], 2006 or such other place or date or time or in such manner as the Corporation and the Lead Agent may agree (the “Closing Date”).

4.2                Conditions of Closing

                      The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, including each beneficial purchaser) that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)

unless other arrangements acceptable to the Agents have been made, payment by the Subscriber of the Subscription Price by certified cheque in Canadian dollars payable to “Westwind Partners (USA) Inc.” or as otherwise directed by the Lead Agent;

(b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

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Westwind Partners (USA) Inc.
c/o Westwind Partners Inc.
10th Floor, HSBC Building
70 York Street, 10th Floor
Toronto, Ontario M5J 1S9

Attention: Nick Pocrnic
Fax:      (416) 815-3093;

(c)	the Subscriber having properly completed, signed and delivered the certificate as set forth in Schedule “A” hereto, as applicable;

(d)	the Subscriber having properly completed, signed and delivered to the Corporation such other documents as may be required pursuant to terms of this Subscription Agreement;

(e)	the offer, sale and issuance of the Units being exempt from the prospectus and registration requirements of applicable Securities Laws; and

(f)	the conditions of closing contained in the Agency Agreement being satisfied or waived by the relevant party.

4.3                Authorization of the Lead Agent

                      The Subscriber (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, including each beneficial purchaser) irrevocably authorizes the Lead Agent in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Lead Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)

to represent the Subscriber at the Closing, to receive certificates representing the Common Shares and Warrants, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Units and to exercise any rights of termination contained in the Agency Agreement;

(b)

to extend such time periods and to modify or waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement, and the Agency Agreement or any ancillary or related document in its absolute discretion;

(c)	to terminate this Subscription Agreement and/or the Agency Agreement in such manner and on such terms and conditions as the Lead Agent in its sole discretion may determine; and

(d)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

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ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

5.1                By execution of this Subscription Agreement, the Corporation hereby agrees with the Subscriber that the Subscriber shall have the benefit of the representations and warranties made by the Corporation to the Agents and set forth in the Agency Agreement, such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the Closing of the purchase and sale of Units and shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement. In the event of conflict between the provisions of this Subscription Agreement and the provisions of the Agency Agreement, the provisions of the Agency Agreement shall prevail.

5.2                The Corporation shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of the Corporation contained herein or in the Agency Agreement. The Corporation undertakes to notify the Subscriber immediately of any change in any representation, warranty or other material information relating to the Corporation set forth in this Subscription Agreement or in the Agency Agreement which takes place prior to the Closing Time.

ARTICLE 6 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND
WARRANTIES OF THE SUBSCRIBER

6.1                Acknowledgements, Representations, Warranties and Covenants of the Subscriber

                      The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the U.S. Affiliates, the Agents and the Corporation as follows and acknowledges that the U.S. Affiliates, the Agents and the Corporation are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)

The Subscriber, and (if applicable) each beneficial purchaser for whom it is acting, were offered the securities in and are resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber and any beneficial purchaser was solicited to purchase in such jurisdiction.

(b)

The Subscriber, and (if applicable) any beneficial purchaser for whom it is acting, are not resident in Canada or are not otherwise subject to the securities laws of any province or territory of Canada.

(c)

The Subscriber, on its own behalf and (if applicable) on behalf of any beneficial purchaser for whom it is acting, make the representations, warranties and covenants set out in Schedule “A” to this Subscription

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Agreement to the Corporation and the Subscriber, and (if applicable) any such beneficial purchaser acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Units for whom it is acting.

(d)

The Subscriber is an Institutional Accredited Investor (as defined in Schedule “A” attached hereto) and is acquiring the Units for its own account or for the account of a beneficial purchaser for whom it is acting that is an Institutional Accredited Investor as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Units in violation of United States securities laws or applicable state securities laws.

(e)

The Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the certificate (dated as of the date hereof) set forth in Schedule “A” to this Subscription Agreement and the information contained therein is true and correct.

(f)

The representations, warranties and covenants contained in Schedule “A” to this Subscription Agreement will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

(g)

The Subscriber understands that the Units have not been and will not be registered under the U.S. Securities Act or any applicable state securities laws and that the contemplated sale is being made in reliance on a private placement exemption to Institutional Accredited Investors.

(h)

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, understands and acknowledges that the Corporation is under no obligation and has no present intention to register the resale of the Units, or the underlying Common Shares, Warrants or Warrant Shares, on its behalf under the U.S. Securities Act or to assist the Subscriber in complying with an exemption from registration therefrom.

(i)

The Subscriber understands and acknowledges that if it decides to offer, sell or otherwise transfer any of the Securities, such Securities may be offered, sold or otherwise transferred only, (i) to the Corporation, (ii) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act or (iii) if the sale is made in the United States (A) in accordance with Rule 144A under the U.S. Securities Act to a person it reasonably believes is a “qualified institutional buyer”(as defined in Rule 144A) that purchases for its own account or for the account of a “qualified institutional buyer” and to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, or (B) in accordance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws and the seller has furnished to the Corporation an opinion to such effect from counsel of recognized standing reasonably satisfactory to the Corporation prior to

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such offer, sale or transfer to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act.

(j)

The Subscriber understands, acknowledges and agrees that the certificates (and any replacement certificates issued prior to the expiration of the applicable hold periods or ownership statements issued under a direct registry system or other electronic book entry system) representing the Common Shares and Warrants will bear, as of the Closing Date, and until such time as the same is no longer required under the applicable Securities Laws, a legend substantially in the following form and with the necessary information inserted (the “Canadian Legend”):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT THE CLOSING DATE].”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DAY THAT IS FOUR MONTHS AFTER THE SECURITIES WERE ISSUED FROM TREASURY.”

(k)

In addition to the Canadian Legend, the Subscriber understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U. S. Securities Act or applicable state securities laws, certificates representing the Common Shares and the Warrant Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U. S. SECURITIES ACT OR (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (I) RULE 144A UNDER THE U.S. SECURITIES ACT, OR (II) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND THE SELLER HAS FURNISHED TO THE CORPORATION AN OPINION FROM COUNSEL OF RECOGNIZED STANDING

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REASONABLY SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER TO THE EFFECT THAT SUCH LEGEND IS NO LONGER REQUIRED UNDER APPLICABLE REQUIREMENTS OF THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. PROVIDED THAT THE CORPORATION IS A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S AT THE TIME OF SALE, A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM THE CORPORATION’S TRANSFER AGENT, UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO BOTH THE CORPORATION’S TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT. THE CORPORATION'S TRANSFER AGENT MAY ALSO REQUIRE AN OPINION OF COUNSEL IN CONNECTION WITH ANY OFFER, SALE OR TRANSFER OF THE SECURITIES BY THE HOLDER THEREOF.”;

provided, that if Securities are being sold under paragraph (i)(ii) above, and provided that the Corporation is a “foreign issuer” within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to the Corporation’s transfer agent, to the effect set forth in Schedule “B” hereto (or as the Corporation may prescribe from time to time).

(l)

The Subscriber understands and acknowledges that the Corporation (i) is not obligated to remain a “foreign issuer” within the meaning of Regulation S, (ii) may not, at the time the Units are sold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions that could cause the Corporation not to be a foreign issuer.

(m)

The subscription for the Units by the Subscriber, or any beneficial purchaser for whom it is acting, does not contravene the provisions of Regulation D under the U.S. Securities Act applicable to the Subscriber and any beneficial purchaser for whom it is acting.

(n)

The subscription for the Units by the Subscriber, or any beneficial purchaser for whom it is acting, does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber or such beneficial purchaser resides and does not give rise to any obligation of the Corporation to prepare and file a prospectus or similar document or to register the Common Shares, Warrants or Warrant Shares or to be registered with or to file any report or notice with any governmental or regulatory authority.

(o)

The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber or any beneficial purchaser for whom it is acting will not

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result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber or any beneficial purchaser for whom it is acting, the Securities Laws or any other laws applicable to the Subscriber or any beneficial purchaser for whom it is acting, any agreement to which the Subscriber or any beneficial purchaser for whom it is acting is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber or any beneficial purchaser for whom it is acting.

(p)

In the case of a subscription for the Units by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, (i) the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial purchaser; (ii) each principal is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Common Shares, Warrants or Warrant Shares; and (iii) each of such principals can, and does, make the representations, warranties and covenants set out in Schedule “A” as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of being subject to the applicable securities legislation of such jurisdiction, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Corporation, the Agents and/or the U.S. Affiliates may be required by law to disclose the identity of each beneficial purchaser for whom the Subscriber is acting.

(q)

In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement, and all other documentation in connection with such subscription, has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any beneficial purchaser on whose behalf the Subscriber is acting.

(r)	If the Subscriber is:

(i)

a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement; or

	(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and

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to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof.

(s)

Other than the Agents and the U.S. Affiliates (and any group of investment dealers managed by the Agents or the U.S. Affiliates for purposes of offering the Units for sale), there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Corporation and any such registrant with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(t)

If required by the Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Common Shares, Warrants or Warrant Shares as may be required by any securities commission, stock exchange or other regulatory authority.

(u)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated by this Subscription Agreement, including but not limited to, trading in the Securities and with respect to the resale restrictions imposed by the Securities Laws and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation nor the Agent are in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial purchasers for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(v)

The Subscriber has not received or been provided with a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation or the Agent. The Subscriber’s decision to subscribe for the Units was based solely upon the Term Sheet attached hereto as Schedule “C” and information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or

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verification by the Agent) and agrees that the Agent and the Agent’s counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed and acknowledges that the Agent’s counsel and the Corporation’s counsel are acting as counsel to the Agents and the Corporation, respectively, and not as counsel to the Subscriber.

(w)

The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able to bear the economic risks of such investment.

(x)	No person has made any written or oral representations:

	(i)	that any person will resell or repurchase the Common Shares, Warrants or Warrant Shares;

	(ii)	that any person will refund the Subscription Price; or

	(iii)	as to the future price or value of the Common Shares, Warrants or Warrant Shares.

(y)

The Subscriber has not purchased the Units through or as a result of any general solicitation or general advertising, as such terms are used in Regulation D under the U.S. Securities Act, including without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and the distribution of the Common Shares and Warrants is not being accompanied by any such advertisement or as part of a general solicitation.

(z)

The Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein.

(aa)	None of the funds being used to purchase Units are, to the Subscriber’s knowledge, proceeds obtained or derived directly or indirectly as a result of illegal activities.

6.2                Acknowledgments of the Subscriber

                      The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:

(a)	The Subscriber has received a copy of the Term Sheet setting out the principal terms of the Offering.

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(b)

The Subscriber acknowledges that the Offering is contingent upon satisfaction by the Corporation of the conditions set forth in the Agency Agreement, including without limitation, (i) the Company also closing on a non-brokered financing of no less than $17,850,000, and (ii) the Company completing the Acquisition Transaction (as defined in Schedule “C” hereto), on or before the Closing Date.

(c)	The Subscriber acknowledges that the aggregate gross proceeds of the Offering will be up to $3,150,000.

(d)	No prospectus has been filed with any Securities Regulators in connection with the Offering.

(e)

No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of an investment in the Common Shares, Warrants and Warrant Shares.

(f)

The Common Shares, Warrants and Warrant Shares will be subject to statutory resale restrictions under the Securities Laws and under other applicable securities laws, and the Subscriber covenants that it will not resell the Common Shares, Warrants and Warrant Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and neither the Corporation nor the Agent are in any way responsible) for such compliance. The Corporation may make a notation on its records or give instructions to any transfer agent of the Common Shares in order to implement such resale restrictions.

(g)

The third year of the term of the Warrants is conditional upon the Corporation achieving Tier 1 status on the TSX-V within the first two years following the Closing Date. There is no certainty the Corporation will achieve this status and hence the Warrants may have a term of only two years, in which case, no compensation will be payable to the Subscriber.

(h)

The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Subscriber but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Corporation may be unable to fund its ongoing development.

(i)	The Subscriber’s ability to transfer the Common Shares, Warrants and the Warrant Shares is limited by, among other things, the Securities Laws.

(j)

The Corporation, the Agents and the U.S. Affiliates are relying on the representations, warranties and covenants contained herein and in Schedule “A” attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under the Securities Laws and other applicable securities laws and the Subscriber agrees to indemnify the Corporation,

13

the Agents, the U.S. Affiliates and each of their respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such Schedule which takes place prior to the Closing Time.

(k)

The Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Corporation or as to whether all information concerning the Corporation that is required to be disclosed or filed by the Corporation under the Securities Laws or any other applicable laws has been so disclosed or filed.

(l)

The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Common Shares, Warrants and the Warrant Shares pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws will not be available to the Subscriber.

(m)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement. The Subscriber, and each beneficial purchaser, is not relying on the Corporation, the Agent or their respective affiliates or counsel in this regard. The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, acknowledges that the Agents’ counsel and the Corporation’s counsel are acting as counsel to the Agents and the Corporation, respectively, and not as counsel to the Subscriber.

(n)	There is no government or other insurance covering the Common Shares, Warrants or Warrant Shares.

(o)

There are risks associated with the purchase of the Common Shares, Warrants or Warrant Shares and the Subscriber and any beneficial purchaser for whom it is acting may lose his, her or its entire investment.

(p)

The Subscriber acknowledges and agrees that as the sale of the Units will not be qualified by a prospectus, such sale and issuance is subject to the condition that the Subscriber or (if applicable) each beneficial purchaser for whom it is acting, sign and return to the Corporation all relevant documentation required by the Securities Laws.

(q)

The Subscriber acknowledges and agrees that the Corporation may be required to provide the Securities Regulators with a list setting forth the identities of the beneficial purchasers of the Units. Notwithstanding that

14

the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

6.3                Reliance on Representations, Warranties, Covenants and Acknowledgements

                      The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation, the U.S. Affiliates and the Agents in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Units under the Securities Laws or other applicable securities laws. The Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares, Warrants or Warrant Shares.

ARTICLE 7 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1                Survival of Representations, Warranties and Covenants of the Corporation

                      The representations, warranties, acknowledgements and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agents and the U.S. Affiliates.

7.2                Survival of Representations, Warranties and Covenants of the Subscriber

                      The representations, warranties, acknowledgements and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, shall continue in full force and effect for the benefit of the Corporation, the Agents and the U.S. Affiliates.

15

ARTICLE 8 – COMMISSION

8.1                The Subscriber understands that in connection with the issue and sale of the Units pursuant to the Offering the Agents will receive from the Corporation on Closing, a cash commission equal to 6% of the aggregate Subscription Price. No other fee or commission is payable by the Corporation in connection with the completion of the Offering. However, the Corporation will pay certain fees and expenses of the Agent in connection with the Offering, as set out in the Agency Agreement.

ARTICLE 9 MISCELLANEOUS

9.1                Further Assurances

                      Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2                Notices

(a)

Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

	(i)	in the case of the Corporation, to:

Rockwell Ventures Inc. 1020-800 West Pender Street Vancouver, BC V6C 2V6

Attention: Scott D. Cousens Fax: (604) 684-8092

with a copy to:

Lang Michener LLP
1500 Royal Centre P.O. Box 11117 1055 West Georgia Street Vancouver, BC V6E 4N7

Attention: Bernhard J. Zinkhofer Fax: (604) 893-2395

	(ii)	in the case of the Subscriber, at the address specified on the face page hereof, with a copy to the Agent at:

Westwind Partners Inc. 70 York Street, 10th Floor Toronto, ON M5J 1S9

16

Attention: Michael Dorfman
Fax:      (416) 815-1808;

with a copy to:

Stikeman Elliott LLP
5300 Commerce Court West
199 Bay Street
Toronto, ON M5L 1B9

Attention: Jay C. Kellerman
Fax:      (416) 947-0866

(b)

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3                Time of the Essence

                      Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4                Costs and Expenses

                      Except as otherwise provided in the Agency Agreement in respect of the Agent, all costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.5                Applicable Law

                      This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

17

9.6                Entire Agreement

                      This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as set out in this Subscription Agreement. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.7                Counterparts

                      This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.8                Assignment

                      This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9                Enurement

                      This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

18

9.10               Acceptance

The Corporation hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this day of _________________, 2006.

ROCKWELL VENTURES INC.

Per:
Authorized Signing Officer

19

SCHEDULE “A”

UNITED STATES INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE

The Subscriber hereby represents, warrants and certifies to Corporation that the Subscriber (or its disclosed principal) is an institutional “accredited investor” as defined in Rule 501(a)(1)(2)(3) or (7) of Regulation D under the U.S. Securities Act by virtue of being: [check appropriate boxes]

_____

Any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors within the meaning assigned in Rule 501(a) of Regulation D under the U.S. Securities Act;

_____	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

_____

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

A-1

The foregoing representations contained in this certificate are true and accurate as of the date hereof and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the Subscriber shall give immediate notice to the Corporation and the Agent.

EXECUTED by the Subscriber at __________________ this _______ day of __________________, 2006.

If a corporation, partnership or other	If an individual:
entity:

Print Name of Subscriber	Print Name

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Jurisdiction of Residence

Jurisdiction of Residence	Print Name of Witness

Signature of Witness

A-2

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Registrar and transfer agent for the Common Shares, Warrants and Warrant Shares of ROCKWELL VENTURES INC. (the “Issuer”):

               The undersigned (A) acknowledges that the sale of the securities of the Issuer represented by certificate number(s) _______________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) it is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of an applicable Canadian stock exchange designated in Regulation S and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any person acting on its behalf engaged or will be engaged in any directed selling efforts in connection with the offer and sale of such securities (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Section 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: __________________________
(Name of Holder – please print)

(Authorized Signature)

(Official Capacity – please print)

(please print here the name of the individual whose signature appears above, if different from the name of holder printed above)

B-1

SCHEDULE “C”
TERM SHEET

ROCKWELL VENTURES INC.
$3,150,000

“BEST EFFORTS” PRIVATE PLACEMENT OFFERING OF $3,150,000

Issuer:	Rockwell Ventures Inc. (the “Company”).

Offering:	$3,150,000 of units (the “Units”). Each Unit is comprised of one common share in the capital of the Company (“Common Share”) and one Common Share purchase warrant (“Common Share Purchase Warrant”).

Common Share Purchase Warrants:

Each Common Share Purchase Warrant will entitle the holder to buy one Common Share at the exercise price of $0.60 during the first year from completion of the financing, $0.80 during the second year and at an exercise price of $1.00 during the third year. The three year term of the warrants is conditional upon Rockwell achieving Tier 1 status on the TSX Venture Exchange within the first two years.

Type of Transaction:

“Best Efforts” offering by way of private placement subject to the terms and conditions of the agency agreement. The offering is subject to the private placement requirements of the provinces of Ontario, Alberta and British Columbia, including completion of appropriate forms and private placement commitment letters. The Units may be sold in the United States by private placement and will be available for re-sale under Rule 904 of Regulation S or Rule 144 of the United States Securities Act of 1933.

Offering Price:	$0.50 per Unit.

Use of Proceeds:

To acquire the interests and / or rights in four alluvial diamond properties in Southern Africa, as described in the June 30, 2006 Press Release issued by the Company (the “Acquisition Transaction”), exploration and development of these projects, other acquisitions, general working purposes and corporate development.

Agents:	Westwind Partners Inc.

Canaccord Capital Inc.

Closing Date:	On or about November 10, 2006.

Eligibility:	Eligible under the usual statutes and for RRSPs, RRIFs, RESPs and DPSPs.

Listing:

The Common Shares currently trade on the TSX Venture Exchange under the symbol “RVI”. An application will be made to list the Common Shares issued on the exchange of the Units (and the warrants) on the TSX-V.

Jurisdiction:

The offering will be made pursuant to private placement exemptions (excluding exemptions that require the use of an offering memorandum) in Ontario, Alberta and British Columbia (the “Qualifying Jurisdictions”) and to institutional accredited investors and qualified institutional buyers in the United States that satisfy the requirements of Rule 501(a)(1), (2), (3) and (7) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

In the United Kingdom the Units will be offered only to persons who are both (i) “Qualified investors” within the meaning of Section 86(7) of the United Kingdom Financial Services and Markets Act 2000 (“FSMA”) and acting as principals or in circumstances where Section 86(2) FSMA applies; and also (ii) within the categories of persons referred to in Article 19 Investment Professionals) or Article 49 (High net worth companies, etc.) of the Financial Services and Markets Act 2000 (Financial Promotions) Order 2005.

Agency Agreement:

The parties will negotiate in good faith a definitive agency agreement containing customary terms and conditions for transactions comparable to the offering, including a broad “disaster-out”, “material adverse charge-out”, “market-out”, “litigation-out” and “regulatory-out”. The Company shall obtain any regulatory and other consents which may be required to permit the offering as a condition to closing.

Hold Period:

In Canada, the Units and the securities issuable thereunder will be subject to a hold period of four months in applicable jurisdictions calculated from the closing of the offering. In the United States, the Securities will be “restricted securities” as defined in Rule 144 under the U.S. Securities Act.

ROCKWELL VENTURES INC.

SUBSCRIPTION AGREEMENT FOR UNITS
(For Ontario, Alberta, British Columbia and Offshore Subscribers)

TO:	ROCKWELL VENTURES INC.

AND TO:	WESTWIND PARTNERS INC.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Rockwell Ventures Inc. (the “Corporation”) that number of units of the Corporation (the “Units”) set out below at a price of $0.50 per Unit. Each Unit consists of one common share in the capital of the Corporation (a “Common Share”) and one Common Share purchase warrant (a “Warrant”). Each Warrant will entitle the holder thereof to purchase one Common Share (a “Warrant Share”) at a price of $0.60 during the first year following the Closing Date (as hereinafter defined) $0.80 during the second year following the Closing Date and $1.00 during the third year following the Closing Date (the “Exercise Price”); provided that, in respect of the third year the exercise of the Warrant is conditional upon the Corporation achieving Tier 1 status on the TSX Venture Exchange within the first two years following the Closing Date. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation and the Agents (as hereinafter defined) may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

(Name of Subscriber)
Number of Units X $0.50
Account Reference (if	=
applicable) _____________________________
Aggregate Subscription
Price: _____________________
By:	(the “Subscription Price”)
____________________________________
Authorized Signature

________________________________________	If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:
Official Capacity of Title – if the Subscriber is not an
individual)	________________________________________
________________________________________	(Name of Principal)
(Name of individual whose signature appears above if
different that the name of the subscriber printed above.)	________________________________________
________________________________________	(Principal’s Address)
(Subscriber’s Address, including Municipality and Province)
________________________________________	________________________________________

________________________________________
(Telephone Number) (Email
Address)

Registered Shareholder Information (if	Delivery Instructions as set forth below:
different from Subscriber):

(Name)	(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal Code)	(Address)

(Contact Name) (Telephone Number)

1. State whether Subscriber is an Insider (as such term is
Number and kind of securities of the Corporation held,	hereinafter defined) of the Corporation:
directly or indirectly, if any:

________________________________________	Yes [ ] No [ ]

________________________________________

Subscriber Information	Subscriber Information

(1) The Subscriber, if not an individual, either: [CHECK	(3) The Subscriber either: [CHECK APPROPRIATE]
APPROPRIATE]
_____IS AN INSIDER of the Corporation, as defined in the
_____ has previously filed with the TSX Venture Exchange	TSX Venture Exchange policies, namely:
a Form 4C, Corporate Placee Registration Form, and	(i) a director or senior officer of the Corporation;
represents and warrants that there has been no	(ii) a director or senior officer of a company that is an
change to any of the information in the Form 4C	Insider or subsidiary of the Corporation;
previously filed with the TSX Venture Exchange up	(iii) a person that beneficially owns or controls, directly or
to the date of this Agreement;	indirectly, voting shares carrying more than 10% of the
voting rights attached to all outstanding voting shares
OR	of the Corporation;
(iv) the Corporation itself, if it holds any of its own
_____ hereby delivers to the Corporation a duly signed and	securities;
completed Form 4C Corporate Placee Registration
Form, in the form attached hereto as Schedule “D”	OR
for filing with the TSX Venture Exchange.
_____IS NOT AN INSIDER of the Corporation
(2) The Subscriber either: [CHECK APPROPRIATE]

_____ owns directly or indirectly, or exercises control or	(4) After the purchase of Securities subscribed for under this
direction over, NO common shares or securities	Agreement, the Subscriber either: [CHECK APPROPRIATE]
convertible into common shares in the capital of the
Corporation (excluding Common Shares or	_____WILL BENEFICIALLY OWN or control more than 5%
securities exchangeable for Common Shares	of the post-Closing outstanding Common Shares of the
subscribed for herein);	Corporation;

OR	OR

_____ owns directly or indirectly, or exercised control or	_____WILL NOT BENEFICIALLY OWN or control more
direction over [fill in number] Common	than 5% of the post-Closing outstanding Common
Shares and convertible securities entitling the	Shares of the Corporation.
Subscriber to acquire an additional [fill
in number] Common Shares in the capital of the
Corporation (excluding Securities exchangeable for
Common Shares subscribed for herein).

1

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?

The following items in this Subscription Agreement must be completed. Please initial each applicable box. If the Subscriber is acting on behalf of more than one disclosed principal, a separate subscription agreement must be completed for each disclosed principal.

All Subscribers

All Subscriber information in the boxes on the previous pages

The TSX Venture Exchange Form 4C in Schedule “D”

Subscribers resident in a jurisdiction of Canada purchasing as “accredited investors”

Schedule “A” indicating which category is applicable

Subscribers in a jurisdiction outside of Canada

Schedule “B”

You may not change any part of this agreement without the consent of the Corporation.

1

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

ARTICLE 10 - INTERPRETATION

10.1                Definitions

                       Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agency Agreement” means the agency agreement to be entered into between the Agents and the Corporation in respect of the Offering.

“Agents” means Westwind Partners Inc. and Canaccord Capital Inc. together with any of their affiliates and any other investment dealers included in the syndicate for the Offering.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Corporation” means Rockwell Ventures Inc. and includes any successor corporation to or of the Corporation.

“Exercise Price” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Insider” means (a) a director or senior officer of the Corporation, (b) a director or senior officer of a company that is an insider or subsidiary of the Corporation, or (c) any person who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Corporation for the time being outstanding.

“Lead Agent” means Westwind Partners Inc.

“Offering” means the offering of Units pursuant to the Agency Agreement for aggregate proceeds of up to $3,150,000.

“person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Securities” means, collectively, the Units, the Common Shares, the Warrants and the Warrant Shares.

“Securities Laws” means the securities laws, instruments, regulations, rules, rulings and orders in the provinces of Ontario, Alberta and British Columbia, as applicable, the policy statements issued by the Securities Regulators, and the rules of the TSX-V.

“Securities Regulators” means the Ontario Securities Commission, the Alberta Securities Commission and the British Columbia Securities Commission.

“Subscriber” means the subscriber for the Units as set out on the face page of this Subscription Agreement.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Price” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Term Sheet” means the term sheet delivered to potential purchasers of Units, a copy of which is attached hereto as Schedule “C”.

“TSX-V” means the TSX Venture Exchange.

“TSX Approval” means the conditional approval of the Offering by the TSX-V.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“U.S. Person” means a U.S. Person as that term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Warrants” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Warrant Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

10.2                Gender and Number

                       Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

10.3                Currency

                       Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.

10.4                Subdivisions, Headings and Table of Contents

                       The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 11 - SCHEDULES

11.1                Description of Schedules

                       The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	Accredited Investor Certificate

Schedule “B”	Certificate – Additional Representations, Warranties and Covenants for Non-Canadian Subscribers (other than U.S. Persons)

Schedule “C”	Term Sheet

Schedule “D”	TSX Venture Exchange Form 4C – Corporate Placee Information Form

ARTICLE 12 - SUBSCRIPTION AND DESCRIPTION OF UNITS

12.1                Subscription for the Units

                       The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in Article 4 hereto.

12.2                Description of Units

                       Each Unit consists of one Common Share and one Warrant. Subject to the adjustment provisions contained in the instrument under which the Warrants will be governed, each Warrant will entitle the holder thereof to purchase one Warrant Share at a price of $0.60 during the first year following the Closing Date, $0.80 during the second year following the Closing Date, and $1.00 during the third year following the Closing Date; provided that, in respect of the third year the exercise of the Warrant is conditional upon the Corporation achieving Tier 1 status on the TSX-V within the first two years following the Closing Date.

12.3                Acceptance and Rejection of Subscription by the Corporation

                       The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, including each beneficial purchaser) that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agent representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 13 - CLOSING

13.1                Closing

                       Delivery and sale of the Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of Stikeman Elliott LLP at 11:00 a.m. (Toronto time) (the “Closing Time”) on November [10], 2006 or such other place or date or time or in such manner as the Corporation and the Agents may agree (the “Closing Date”).

13.2                Conditions of Closing

                       The Offering is conditional upon, among other things, the Corporation obtaining TSX-V Approval prior to the Closing Date.

                       The Subscriber acknowledges and agrees that as the sale of the Units will not be qualified by a prospectus, such sale and issuance is subject to the condition that the Subscriber (or, if applicable, any others for whom it is contracting hereunder, including each beneficial purchaser) sign and return to the Corporation and/or the Agents all relevant documentation required by the Securities Laws. The Subscriber acknowledges and agrees that the Agents and/or the Corporation may be required to provide the Securities Regulators with a list setting forth the identities of the beneficial purchasers of the Units. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

                       The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, including each beneficial purchaser) that the obligations of the Corporation hereunder are conditional on the truth and accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	the Corporation accepts the Subscriber’s subscription in whole or in part;

(b)

unless other arrangements acceptable to the Agent have been made, payment by the Subscriber of the Subscription Price by certified cheque in Canadian dollars payable to “Westwind Partners Inc.” or as otherwise directed by the Lead Agent;

(c)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

Westwind Partners Inc.
70 York Street, 10th Floor
Toronto, Ontario M5J 1S9

Attention: Nick Pocrnic
Fax: (416) 815-3093;

(d)	the Subscriber having properly completed, signed and delivered the certificate as set forth in Schedule “A” or “B” hereto, as applicable;

(e)	the Subscriber having properly completed, signed and delivered to the Corporation such other documents as may be required pursuant to terms of this Subscription Agreement;

(f)	the offer, sale and issuance of the Units being exempt from the prospectus and registration requirements of applicable Securities Laws; and

(g)	the conditions of closing contained in the Agency Agreement being satisfied or waived by the relevant party.

13.3                Authorization of the Lead Agent

                       The Subscriber irrevocably authorizes the Lead Agent in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Lead Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)

to represent the Subscriber at the Closing, receive certificates representing the Common Shares and Warrants, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Units and to exercise any rights of termination contained in the Agency Agreement;

(b)

to extend such time periods and to modify or waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement, and the Agency Agreement or any ancillary or related document in its absolute discretion;

(c)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Lead Agent in its sole discretion may determine; and

(d)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

ARTICLE 14 - REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

14.1                By execution of this Subscription Agreement, the Corporation hereby agrees with the Subscriber that the Subscriber shall have the benefit of the representations and warranties made by the Corporation to the Agent and set forth in the Agency Agreement, such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the Closing of the purchase and sale of Units and shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement. In the event of conflict between the provisions of this Subscription Agreement and the provisions of the Agency Agreement, the provisions of the Agency Agreement shall prevail.

14.2                The Corporation shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of the Corporation contained herein or in the Agency Agreement. The Corporation undertakes to notify the Subscriber immediately of any change in any representation, warranty or other material information relating to the Corporation set forth in this Subscription Agreement or in the Agency Agreement which takes place prior to the Closing Time.

ARTICLE 15 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

15.1                Acknowledgements, Representations, Warranties and Covenants of the Subscriber

                       The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder including any beneficial purchaser, hereby represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation and the Agent are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)

The Subscriber, and (if applicable) each beneficial purchaser for whom it is acting, were offered the Securities in and are resident in the jurisdiction set out on the face page of this Subscription Agreement or are otherwise subject to the Securities Laws. Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber and any beneficial purchaser was solicited to purchase the Units solely in such jurisdiction.

(b)

The Subscriber, and (if applicable) any beneficial purchaser for whom it is acting, has knowledge in financial and business affairs, is capable of evaluating the merits and risks of an investment in the Units and is able to bear the economic risk of such investment even if the entire investment is lost.

(c)

The Subscriber, on its own behalf and (if applicable) on behalf of any beneficial purchaser for whom it is acting, make the representations, warranties and covenants set out in Schedule “A” to this Subscription Agreement to the Corporation and the Subscriber, and (if applicable) any such beneficial purchaser, may avail itself of one or more of the categories of prospectus exempt purchasers listed in Schedule “A”.

(d)

The Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the certificate (dated as of the date hereof) set forth in Schedule “A” to this Subscription Agreement and the information contained therein is true and correct.

(e)

The representations, warranties and covenants contained in Schedule “A” to this Subscription Agreement will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

(f)

The Subscriber or any person for whom it is acting is neither a U.S. Person nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States.

(g)

Neither the Subscriber nor any person for whom it is acting will offer, sell or otherwise dispose of the Securities in the United States or to a U.S. Person or for the account or benefit of a person in the United States or a U.S. Person.

(h)

If the Subscriber, or any person for whom it is acting, is not a person resident in Canada, the subscription for the Units by the Subscriber, or any person for whom it is acting, does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber or such other person resides and does not give rise to any obligation of the Corporation or the Agents to prepare and file a prospectus or similar document or to register the Units or to be registered with or to file any report or notice with any governmental or regulatory authority.

(i)

Unless the Subscriber is purchasing under Section 6.1(j) hereof, it is purchasing the Units as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Securities, it is resident in or otherwise subject to applicable Securities Laws of the jurisdiction set out as the “Subscriber’s Address” on the face page of this Subscription Agreement and it fully complies with one of the criteria set forth below:

(i)

it is resident in British Columbia, Alberta or Ontario and it is an “accredited investor”, as such term is defined in National Instrument 45-106 - “Prospectus and Registration Exemptions” (“NI 45-106”), it was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI 45- 106 and it has concurrently executed and delivered a Representation Letter in the form attached as Schedule “A” to this Subscription Agreement and has initialled in Appendix “I” thereto indicating that the Subscriber satisfies (and will satisfy at the Closing Time) one of the categories of “accredited investor” set forth in such definition; or

(ii)

it is resident in British Columbia, Alberta or Ontario, the aggregate acquisition cost of the Receipts to the Subscriber is not less than CDN$150,000 and it was not created or used solely to purchase or hold securities in reliance on the prospectus exemption or the dealer registration exemption set out in section 2.10 of NI 45-106; or

(iii)

it is a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States and it has concurrently executed and delivered the certificate attached as Schedule “B” to this Subscription Agreement.

(j)	If the Subscriber is not purchasing the Units as principal for its own account, then:

(i)

it is acting as agent for one or more disclosed principals, each of such principals is purchasing as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Securities and each of such principals complies with Subsection (i) or Subsection (ii) of Section 6.1(j) hereof; or

	(ii)	it is deemed to be purchasing as principal pursuant to NI 45-106 by virtue of being an “accredited investor” as such term is defined in paragraphs (p) or (q) of the definition of “accredited investor”

in NI 45-106 (provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction in Canada) and has concurrently executed and delivered a Representation Letter in the form attached as Schedule “A” to this Subscription Agreement and has initialled Appendix “I” thereto indicating that it satisfies one of the categories of "accredited investor" set out in paragraphs (p) or (q) of Appendix “I” thereto; and

                       the Subscriber acknowledges the Corporation is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Units for whom it may be acting, the Subscriber is resident in or otherwise subject to applicable securities laws of the jurisdiction set out as the “Subscriber’s Address” on the face page of this Subscription Agreement and each beneficial purchaser is resident in or otherwise subject to applicable securities laws of the jurisdiction set out as the “Principal’s Address” on the face page of this Subscription Agreement.

(k)

In the case of a subscription for the Units by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Common Shares and Warrants and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal.

(l)

In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement and all other documentation delivered in connection with such subscription has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any beneficial purchaser on whose behalf the Subscriber is acting.

(m)	If the Subscriber is:

(i)

a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

	(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(n)

Other than the Agents (and any group of investment dealers managed by the Agents for purposes of offering the Units for sale), there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Corporation and any such registrant with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(o)	The Subscriber is not purchasing Units with knowledge of material information concerning the Corporation which has not been generally disclosed on SEDAR.

(p)

If required by the Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Common Shares, Warrants or Warrant Shares as may be required by any securities commission, stock exchange or other regulatory authority.

(q)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including but not limited to trading in the Securities and with respect to the resale restrictions imposed by the Securities Laws and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Corporation nor the Agents are in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial purchasers for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(r)	The Subscriber has not received or been provided with a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation or the Agent. The Subscriber’s decision to subscribe for the Units was based solely upon the Term Sheet attached hereto as Schedule “C” and information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Agent) and agrees that the Agent and the Agent’s counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed and acknowledges that the Agent’s counsel and the Corporation’s counsel are acting as counsel to the Agent and the Corporation, respectively, and not as counsel to the Subscriber.

(s)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase the Common Shares, Warrants or Warrant Shares;

(ii)	that any person will refund the Subscription Price; or

(iii)	as to the future price or value of the Common Shares, Warrants or Warrant Shares.

(t)

The subscription for the Units has not been made through or as a result of, and the distribution of the Common Shares and Warrants is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(u)	None of the funds being used to purchase Units are, to the Subscriber’s knowledge, proceeds obtained or derived directly or indirectly as a result of illegal activities.

15.2                Acknowledgments of the Subscriber

                       The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:

(a)	AN INVESTMENT IN THE SECURITIES IS NOT WITHOUT RISK AND THE SUBSCRIBER (AND ANY DISCLOSED BENEFICIAL SUBSCRIBER) MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT.

(b)	The Subscriber has received a copy of the Term Sheet setting out the principal terms of the Offering.

(c)	The Subscriber acknowledges that the Offering is contingent upon satisfaction by the Corporation of the conditions set forth in the Agency

Agreement, including without limitation, (i) the Company also closing on a non-brokered financing of no less than $17,850,000, and (ii) the Company completing the Acquisition Transaction (as defined in Schedule “C” hereto), on or before the Closing Date.

(d)	The Subscriber acknowledges that the aggregate gross proceeds of the Offering will be up to $3,150,000.

(e)	No prospectus has been filed with any Securities Regulators in connection with the Offering.

(f)

No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of an investment in or endorsement of the Securities.

(g)

The Common Shares, Warrants and Warrant Shares will be subject to statutory resale restrictions under the Securities Laws and under other applicable securities laws, and the Subscriber covenants that it will not resell the Common Shares, Warrants and Warrant Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and neither the Corporation nor the Agent are in any way responsible) for such compliance.

(h)

The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Subscriber but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Corporation may be unable to fund its ongoing development.

(i)

The Securities have not been and will not be registered under the U.S. Securities Act, or any state securities laws and the Securities may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

(j)

Any information concerning the Corporation available in its public record (meaning information which has been publicly filed at www.SEDAR.com by the Corporation pursuant to a requirement under Applicable Securities Laws (the “Public Record”)) obtained by the Subscriber is without independent investigation or verification by the Agents. The Agents and their respective directors, officers, employees, agents and representatives are not responsible for the preparation of any documents in the Public Record and have not and will not confirm (i) the accuracy or adequacy of any information contained in the Public Record, or (ii) whether all information concerning the Corporation that is required to be disclosed or filed by the Corporation under applicable Securities Laws has been disclosed or filed.

(k)

The Corporation is required to file a report of trade with all applicable Securities Regulators containing personal information about Subscribers and, if applicable, any beneficial purchasers of the Securities. This report of trade will include the full name, residential address and telephone number of each Subscriber or disclosed beneficial purchaser, the number and type of Securities purchased, the total purchase price paid for such Securities, the date of the Closing and the prospectus and registration exemption relied upon under applicable Securities Laws to complete such purchase. In Ontario, this information is collected indirectly by the Ontario Securities Commission (the “OSC”) under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation in Ontario. Any Subscriber may contact the Administrative Assistant to the Director of Corporate Finance at Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8 or by telephone at (416) 593-8086 for more information regarding the indirect collection of such information by the OSC. The Corporation may also be required pursuant to Securities Laws to file this Agreement on SEDAR. By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 6.2(j) by all applicable Securities Regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable Securities Regulators and (ii) the filing of this Agreement on SEDAR.

(l)

The Securities are being offered on a “private placement” basis and are listed and quoted for trading on the facilities of the TSX-V and will be subject to resale restrictions under Securities Laws and the rules of the TSX-V, and the Corporation shall legend the Common Shares, Warrants and Warrant Shares in order to implement such resale restrictions.

(m)

The third year of the term of the Warrants is conditional upon the Corporation achieving Tier 1 status on the TSX-V within the first two years following the Closing Date. There is no certainty the Corporation will achieve this status and hence the Warrants may have a term of only two years, in which case, no compensation will be payable to the Subscriber.

(n)	The Subscriber’s ability to transfer the Common Shares, Warrants and Warrant Shares is limited by, among other things, the Securities Laws.

(o)

The certificates (and any replacement certificates issued prior to the expiration of the applicable hold periods or ownership statements issued under a direct registry system or other electronic book entry system) representing Common Shares and Warrants will bear, as of the Closing Date and until such time as is no longer required, legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT THE CLOSING DATE].”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DAY THAT IS FOUR MONTHS AFTER THE SECURITIES WERE ISSUED FROM TREASURY.”

(p)

In the event that holders of Warrants exercise the Warrants prior to the expiry of the hold periods applicable to the Warrants, the Warrant Shares will bear legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT THE CLOSING DATE].”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DAY THAT IS FOUR MONTHS AFTER THE SECURITIES WERE ISSUED FROM TREASURY.”

(q)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, shall execute, deliver, file and otherwise assist the Corporation and the Agent with filing all documentation required by the Securities Laws to permit the subscription for the Units and the issuance of the Common Shares, Warrants or Warrant Shares, as may be required.

(r)

The Corporation and the Agents are relying on the representations, warranties and covenants contained herein and in Schedule “A”or “B” attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under the Securities Laws and the Subscriber agrees to indemnify the Corporation, the Agent and each of their respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation and the Agents of any change in any statement or other information relating to the Subscriber set forth in such Schedule which takes place prior to the Closing Time.

(s)

The Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Corporation or as to whether all information concerning the Corporation that is required to be disclosed or filed by the Corporation under the Securities Laws or any other applicable laws has been so disclosed or filed.

(t)

The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Common Shares, Warrants and Warrant Shares pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws will not be available to the Subscriber.

(u)

The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement. The Subscriber, and each beneficial purchaser, is not relying on the Corporation, the Agent or their respective affiliates or counsel in this regard.

(v)	There is no government or other insurance covering the Common Shares, Warrants or Warrant Shares.

(w)

There are risks associated with the purchase of the Common Shares, Warrants or Warrant Shares and the Subscriber and any beneficial purchaser for whom it is acting may lose his, her or its entire investment.

(x)

The Subscriber acknowledges and agrees that as the sale of the Units will not be qualified by a prospectus, such sale and issuance is subject to the condition that the Subscriber or (if applicable) each beneficial purchaser for whom it is acting, sign and return to the Corporation all relevant documentation required by the Securities Laws.

(y)

The Subscriber acknowledges and agrees that the Corporation may be required to provide the Securities Regulators with a list setting forth the identities of the beneficial purchasers of the Units. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

15.3                Reliance on Representations, Warranties, Covenants and Acknowledgements

                       The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and the Agent in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Units under the Securities Laws or other applicable securities laws. The Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares, Warrants or Warrant Shares.

ARTICLE 16 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

16.1                Survival of Representations, Warranties and Covenants of the Corporation

                        The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agents.

16.2                Survival of Representations, Warranties and Covenants of the Subscriber

                       The representations, warranties, acknowledgements and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, shall continue in full force and effect for the benefit of the Corporation and the Agent.

ARTICLE 17 COMMISSION

17.1                The Subscriber understands that in connection with the issue and sale of the Units pursuant to the Offering the Agents will receive from the Corporation on Closing, a cash commission equal to 6% of the aggregate Subscription Price. No other fee or commission is payable by the Corporation in connection with the completion of the Offering. However, the Corporation will pay certain fees and expenses of the Agent in connection with the Offering, as set out in the Agency Agreement.

ARTICLE 18 COLLECTION OF PERSONAL INFORMATION

18.1                Collection of Personal Information

                       The Subscriber acknowledges that this Subscription Agreement and Schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility (or, if applicable, the eligibility of the disclosed beneficial purchaser) to purchase the Units under applicable Securities Laws, preparing and registering certificates representing the Securities to be issued hereunder and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information (and, if applicable, the disclosed beneficial purchaser’s personal information) may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, (c) any government agency, board or other entity; and (d) any of the other parties involved in the Offering, including the Corporation, the Agents and their respective legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber (and, if applicable, the disclosed beneficial purchaser) is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the disclosed beneficial purchaser’s personal information). The Subscriber (and, if applicable, the disclosed beneficial purchaser) also consents to the filing of copies or originals of any of the documents described in this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby and consents to the disclosure of such information to the public through the filing of a report of trade with applicable Securities Regulators. The Subscriber (and, if applicable, the disclosed beneficial purchaser) further acknowledges that it has been notified by the Corporation of and authorizes (a) the delivery to the OSC of the full name, residential address and telephone number of the Subscriber (and, if applicable, the disclosed beneficial purchaser), the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, or at (416) 593-8086, regarding any questions about the OSC’s indirect collection of this information.

ARTICLE 19 - MISCELLANEOUS

19.1                Further Assurances

                       Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

19.2                Notices

(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)	in the case of the Corporation, to:

Rockwell Ventures Inc. 1020-800 West Pender Street Vancouver, BC V6C 2V6

Attention: Scott D. Cousens Fax: (604) 684-8092

with a copy to:

Lang Michener LLP
1500 Royal Centre P.O. Box 11117 1055 West Georgia Street Vancouver, BC V6E 4N7

Attention: Bernhard J. Zinkhofer Fax: (604) 893-2395

(ii)	in the case of the Subscriber, at the address specified on the face page hereof, with a copy to the Agent at:

Westwind Partners Inc.
70 York Street, 10th Floor Toronto, ON M5J 1S9

Attention: Michael Dorfman Fax: (416) 815-1808;

with a copy to:

Stikeman Elliott LLP 5300 Commerce Court West
199 Bay Street
Toronto, ON M5L 1B9

Attention: Jay C. Kellerman Fax: (416) 947-0866

(b)

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business

Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

19.3                Time of the Essence

                       Time shall be of the essence of this Subscription Agreement and every part hereof.

19.4                Costs and Expenses

                       Except as otherwise provided in the Agency Agreement in respect of the Agent, all costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

19.5                Applicable Law

                       This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

19.6                Entire Agreement

                       This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as set out in this Subscription Agreement. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

19.7                Counterparts

                       This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

19.8                Assignment

                       This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

19.9                Enurement

                       This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

19.10              Acceptance

                       The Corporation hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this ____________ day of _________________, 2006.

ROCKWELL VENTURES INC.

Per:
Authorized Signing Officer

SCHEDULE “A”
ACCREDITED INVESTOR CERTIFICATE

(ONTARIO, ALBERTA AND BRITISH COLUMBIA)

TO:	ROCKWELL VENTURES INC. (THE “ISSUER”)
WESTWIND PARTNERS INC. (THE “AGENT”)]
STIKEMAN ELLIOTT LLP

RE:	PURCHASE OF UNITS (THE “SECURITIES”) OF THE ISSUER

REPRESENTATIONS AND WARRANTIES

In connection with the purchase by the undersigned (the “Purchaser”) of the Securities, the Purchaser hereby represents, warrants and certifies to the Issuer that the Purchaser:

(i)	is purchasing the Securities as principal;

(ii)	is resident in or is subject to the laws of the Province or Territory of (check one):

[ ] Ontario [ ] Alberta [ ] British Columbia

(iii)	is an “accredited investor” (as defined in National Instrument 45-106 – Prospectus and Registration Exemptions) by virtue of satisfying the indicated criterion on Schedule “A” to this certificate; and

(iv)	has not been provided with any offering memorandum (as such term is defined in Schedule A to this certificate) in connection with the purchase of the Securities.

IMPORTANT INFORMATION REGARDING THE COLLECTION OF PERSONAL INFORMATION

The Issuer is required to file a report of trade with all applicable securities regulatory authorities containing personal information about the Purchaser and, if applicable, any disclosed beneficial purchaser of the Securities. The Purchaser acknowledges that it has been notified by the Issuer:

(i)

of such delivery of a report of trade containing the full name, residential address and telephone number of each Purchaser or disclosed beneficial purchaser, the number and type of Securities purchased, the total purchase price paid for such Securities, the date of the purchase and the prospectus and registration exemption relied upon under applicable securities laws to complete such purchase;

(ii)

that in Ontario, this information is collected indirectly by the Ontario Securities Commission under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation in Ontario; and

1

(iii)

that the Purchaser may contact the Administrative Assistant to the Director of Corporate Finance at Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8 or by telephone at (416) 593-8086 for more information regarding the indirect collection of such information by the Ontario Securities Commission.

By completing this certificate, the Purchaser authorizes the indirect collection of this information by each applicable securities regulatory authority or regulator and acknowledges that such information is made available to the public under applicable securities legislation.

Certified at _____________, this _____ day of _______________, 2006.

Witness	Name

OR

COMPANY NAME

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE “A”

TO ACCREDITED INVESTOR CERTIFICATE

(All underlined words have the meanings set forth at the end of this Schedule “A”.)

Please check the appropriate box

[ ]	(a)	a Canadian financial institution, or a Schedule III bank,

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

[ ]	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

[ ]	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

[ ]	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

[ ]	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

[ ]	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

[ ]	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

[ ]	(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (m),

[ ]	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45- 106, and 2.19 [Additional investment in investment funds] of NI 45- 106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45- 106,

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

[ ]	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

[ ]	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

[ ]	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

AS USED IN THIS SCHEDULE A, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebéc where control person means any person that holds or is one of a combination of persons that holds

(a)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(b)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

“eligibility adviser” means

(a)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(b)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

	(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(c)	an officer of the issuer or any of its subsidiaries and who performs a policy- making function in respect of the issuer, or

(d)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“founder” means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the trade is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

“offering memorandum” means a document, together with any amendments to that document, purporting to describe the business and affairs of an issuer that has been prepared primarily for delivery to and review by a prospective purchaser so as to assist the prospective purchaser to make an investment decision in respect of securities being sold in a distribution to which section 53 of the Securities Act (Ontario) would apply but for the availability of one or more exemptions contained in Ontario securities laws, but does not include a document setting out current information about an issuer for the benefit of a prospective purchaser familiar with the issuer through prior investment or business contacts,

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Interpretation

In this Schedule A, a person (first person) is considered to control another person (second person) if

(a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

SCHEDULE “B”
CERTIFICATE
ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
FOR NON-CANADIAN SUBSCRIBERS
(OTHER THAN U.S. SUBSCRIBERS)

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is acting hereunder, further represents, warrants and covenants to and with the Corporation and the Agent (and acknowledges that the Corporation and the Agent are relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is acting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:

(a)	the Subscriber is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)

a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Units as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(ii)

a purchaser which is purchasing Units pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Agent, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation and the Agent such further particulars of the exemption and their qualification thereunder as the Corporation or the Agent may reasonably request;

(b)

the purchase of Units by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document, or (ii) any obligation of the Corporation to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Corporation or the Agent;

(c)	the Subscriber is knowledgeable of, and has been independently advised as to, the securities laws of such jurisdiction as applicable to this Subscription Agreement; and

B-1

(d)

the Subscriber, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Units or any Common Shares, Warrants and Warrant Shares underlying the Units (the “Underlying Securities”), except in accordance with applicable Canadian securities laws, and if the Subscriber, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Units or Underlying Securities to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “B” and shall comply with such other requirements as the Corporation may reasonably require.

Dated at _______________ this ____ day of ____________, 2006.

Name of Subscriber

By: _______________________

Signature

_______________________
Title:

B-2

SCHEDULE “C”
ROCKWELL VENTURES INC.
$3,150,000
TERM SHEET

“BEST EFFORTS” PRIVATE PLACEMENT OFFERING OF $3,150,000

Issuer:	Rockwell Ventures Inc. (the “Company”).

Offering:	$3,150,000 of units (the “Units”). Each Unit is comprised of one common share in the capital of the Company (“Common Share”) and one Common Share purchase warrant (“Common Share Purchase Warrant”).

Common Share Purchase Warrants:

Each Common Share Purchase Warrant will entitle the holder to buy one Common Share at the exercise price of $0.60 during the first year from completion of the financing, $0.80 during the second year and at an exercise price of $1.00 during the third year. The three year term of the warrants is conditional upon Rockwell achieving Tier 1 status on the TSX Venture Exchange within the first two years.

Type of Transaction:

“Best Efforts” offering by way of private placement subject to the terms and conditions of the agency agreement. The offering is subject to the private placement requirements of the provinces of Ontario, Alberta and British Columbia, including completion of appropriate forms and private placement commitment letters. The Units may be sold in the United States by private placement and will be available for re-sale under Rule 904 of Regulation S or Rule 144 of the United States

Securities Act of 1933.

Offering Price:	$0.50 per Unit.

Use of Proceeds:

To acquire the interests and / or rights in four alluvial diamond properties in Southern Africa, as described in the June 30, 2006 Press Release issued by the Company (the “Acquisition Transaction”), exploration and development of these projects, other acquisitions, general working purposes and corporate development.

Agents:	Westwind Partners Inc.
Canaccord Capital Inc.

Closing Date:	On or about November 10, 2006.

Eligibility:	Eligible under the usual statutes and for RRSPs, RRIFs, RESPs and DPSPs.

Listing:

The Common Shares currently trade on the TSX Venture Exchange under the symbol “RVI”. An application will be made to list the Common Shares issued on the exchange of the Units (and the warrants) on the TSX-V.

C-1

Jurisdiction:

The offering will be made pursuant to private placement exemptions (excluding exemptions that require the use of an offering memorandum) in Ontario, Alberta and British Columbia (the “Qualifying Jurisdictions”) and to institutional accredited investors and qualified institutional buyers in the United States that satisfy the requirements of Rule 501(a)(1), (2), (3) and (7) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

In the United Kingdom the Units will be offered only to persons who are both (i) “Qualified investors” within the meaning of Section 86(7) of the United Kingdom Financial Services and Markets Act 2000 (“FSMA”) and acting as principals or in circumstances where Section 86(2) FSMA applies; and also (ii) within the categories of persons referred to in Article 19 Investment Professionals) or Article 49 (High net worth companies, etc.) of the Financial Services and Markets Act 2000 (Financial Promotions) Order 2005.

Agency Agreement:

The parties will negotiate in good faith a definitive agency agreement containing customary terms and conditions for transactions comparable to the offering, including a broad “disaster-out”, “material adverse charge-out”, “market-out”, “litigation-out” and “regulatory-out”. The Company shall obtain any regulatory and other consents which may be required to permit the offering as a condition to closing.

Hold Period:

In Canada, the Units and the securities issuable thereunder will be subject to a hold period of four months in applicable jurisdictions calculated from the closing of the offering. In the United States, the Securities will be “restricted securities” as defined in Rule 144 under the U.S. Securities Act.

D-2

SCHEDULE “D”
TSX VENTURE EXCHANGE FORM 4C
CORPORATE PLACEE INFORMATION FORM

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name: __________________________________________________________________________________

	(b)	Complete Address:_________________________________________________________________________
________________________________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation:_________________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)?___________________________________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)?__________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at _______________________________________on _______________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT